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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 30, 2002
                                                           ------------

                               Jarden Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-21052                  35-1828377
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                      Identification No.)


555 Theodore Fremd Avenue, Rye, New York                                10580
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(Address of principal executive offices)                             (Zip Code)

        Registrant's telephone number, including area code (914) 967-9400
                                                           --------------


                              Alltrista Corporation
         (Former name or former address, if changed since last report.)

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Item 5. Other Events

     On March 21, 2002, our board of directors adopted resolutions approving and recommending to our stockholders an amendment to our Restated Certificate of Incorporation changing our name from "Alltrista Corporation" to "Jarden Corporation." On May 30, 2002, our stockholders approved the change of our name at our annual meeting of stockholders and, on May 31, 2002, we filed a Certificate of Amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the change of our name to "Jarden Corporation." A true copy of the Certificate of Amendment of the Restated Certificate of Incorporation as filed with the Secretary of State of the State of Delaware is filed as Exhibit 3.2 to this Current Report.

     On May 2, 2002, our board of directors adopted resolutions approving a 2-for-1 split of our issued shares of common stock. Stockholders of record at the close of business on May 20, 2002 received, on June 3, 2002, one additional share of our common stock for every share of our common stock held.

Item 7. Financial Statements and Exhibits

     (a) Financial Statements of Business Acquired.

         None.

     (b) Pro Forma Financial Information.

         None.

     (c) Exhibits.

     Exhibit       Description

     3.1 Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K, filed with the Commission on March 27, 2002 and incorporated herein by reference).

     3.2 Certificate of Amendment to the Restated Certificate of Incorporation of the Registrant.*

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     * Filed herewith.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2002

                                JARDEN CORPORATION (f/k/a Alltrista Corporation)

                                By: /s/ Ian G.H. Ashken
                                    --------------------
                                    Name:  Ian G.H. Ashken
                                    Title: Vice Chairman, Chief Financial
                                           Officer, and Secretary